    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 9, 1996
                                                          REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           BEVERLY ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                              95-4100309
(STATE OR OTHER JURISDICTION OF                                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

            SEE TABLE OF ADDITIONAL CO-REGISTRANTS INCLUDED HEREWITH

                            ------------------------

                             ROBERT W. POMMERVILLE
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         5111 ROGERS AVENUE, SUITE 40-A
                        FORT SMITH, ARKANSAS 72919-0155
                                 (501) 452-6712
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

         GARY OLSON, ESQ.                           MARK C. SMITH, ESQ.
         LATHAM & WATKINS                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM
633 WEST FIFTH STREET, SUITE 4000                     919 THIRD AVENUE
  LOS ANGELES, CALIFORNIA 90071                   NEW YORK, NEW YORK 10022
          (213) 485-1234                               (212) 735-3000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

As soon as practicable after the effective date of this Registration Statement.

                            ------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. /X/ Registration No. 33-64111

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
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                                                           PROPOSED          PROPOSED
                                           AMOUNT          MAXIMUM           MAXIMUM         AMOUNT OF
        TITLE OF EACH CLASS OF             TO BE        OFFERING PRICE      AGGREGATE       REGISTRATION
    SECURITIES TO BE REGISTERED(1)       REGISTERED        PER UNIT     OFFERING PRICE(1)      FEE(2)
----------------------------------------------------------------------------------------------------------
Senior Notes..........................   $30,000,000         100%          $30,000,000        $10,345
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee. The amount of the filing fee, calculated in accordance with Rule 457(o) of the rules and regulations under the Securities Act.
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

                       TABLE OF ADDITIONAL CO-REGISTRANTS

                                                      (STATE OR OTHER
                 (EXACT NAME OF                       JURISDICTION OF
                CO-REGISTRANT AS                     INCORPORATION OR        (I.R.S. EMPLOYER
           SPECIFIED IN ITS CHARTER)                   ORGANIZATION)        IDENTIFICATION NO.)
------------------------------------------------   ---------------------   ---------------------
A.B.C. Health Equipment Corp....................         New York               13-3043192
AdviNet, Inc....................................         Delaware               71-0758986
AGI-Camelot, Inc................................         Missouri               43-1253376
AGI-McDonald County Health Care, Inc............         Missouri               43-1253385
Alliance Health Services, Inc...................         Delaware               22-3226432
Alliance Home Health Care, Inc..................        Connecticut             06-1341698
Amco Medical Service, Inc.......................           Texas                75-1288363
American Transitional Care Centers of Texas,
  Inc...........................................           Texas                76-0298534
American Transitional Care Dallas -- Ft. Worth,
  Inc...........................................           Texas                76-0322331
American Transitional Health Care, Inc..........         Delaware               76-0292237
American Transitional Hospitals, Inc............         Delaware               76-0232151
American Transitional Hospitals of Indiana,
  Inc...........................................          Indiana               35-1903972
American Transitional Hospitals of Oklahoma,
  Inc...........................................         Oklahoma               74-2689039
American Transitional Hospitals of Tennessee,
  Inc...........................................         Tennessee              62-1562740
American Transitional Hospitals -- Texas Medical
  Center, Inc...................................         Delaware               71-0779078
ATH -- Clear Lake, Inc..........................         Delaware               71-0776296
ATH Columbus, Inc...............................         Delaware               71-0776295
ATH Del Oro, Inc................................           Texas                62-1578954
ATH Heights, Inc................................           Texas                76-0442017
ATH Oklahoma City, Inc..........................         Oklahoma               73-1465199
ATH Tucson, Inc.................................          Arizona               71-0765364
Beverly Acquisition Corporation.................         Delaware               71-0765364
Beverly Assisted Living, Inc....................         Delaware               71-0777901
Beverly Health and Rehabilitation Services,
  Inc. .........................................        California              95-2301514
Beverly Enterprises -- Alabama, Inc.............        California              95-3742145
Beverly Enterprises -- Arizona, Inc.............        California              95-3750871
Beverly Enterprises -- Arkansas, Inc............        California              95-3751272
Beverly Enterprises -- California, Inc..........        California              95-3750879
Beverly Enterprises -- Colorado, Inc............        California              95-3750882
Beverly Enterprises -- Connecticut, Inc.........        California              95-3849642
Beverly Enterprises -- Delaware, Inc............        California              95-3849628
Beverly Enterprises -- Distribution Services,
  Inc...........................................        California              95-4081567
Beverly Enterprises -- District of Columbia,
  Inc...........................................        California              95-3750889
Beverly Enterprises -- Florida, Inc.............        California              95-3742251
Beverly Enterprises -- Garden Terrace, Inc......        California              95-3849648
Beverly Enterprises -- Georgia, Inc.............        California              95-3750880
Beverly Enterprises -- Hawaii, Inc..............        California              95-3750890
Beverly Enterprises -- Idaho, Inc...............        California              95-3750886
Beverly Enterprises -- Illinois, Inc............        California              95-3750883
Beverly Enterprises -- Indiana, Inc.............        California              95-3744258
Beverly Enterprises -- Iowa, Inc................        California              95-3751271
Beverly Enterprises -- Kansas, Inc..............        California              95-3751269
Beverly Enterprises -- Kentucky, Inc............        California              95-3750894
Beverly Enterprises -- Louisiana, Inc...........        California              95-3849633
Beverly Enterprises -- Maine, Inc...............        California              95-3849627
Beverly Enterprises -- Maryland, Inc............        California              95-3750892
Beverly Enterprises -- Massachusetts, Inc.......        California              95-3750893

                                                      (STATE OR OTHER
                 (EXACT NAME OF                       JURISDICTION OF
                CO-REGISTRANT AS                     INCORPORATION OR        (I.R.S. EMPLOYER
           SPECIFIED IN ITS CHARTER)                   ORGANIZATION)        IDENTIFICATION NO.)
------------------------------------------------   ---------------------   ---------------------
Beverly Enterprises -- Michigan, Inc............        California              95-3898661
Beverly Enterprises -- Minnesota, Inc...........        California              95-3742698
Beverly Enterprises -- Mississippi, Inc.........        California              95-3742144
Beverly Enterprises -- Missouri, Inc............        California              95-3750895
Beverly Enterprises -- Montana, Inc.............        California              95-3849636
Beverly Enterprises -- Nebraska, Inc............        California              95-3750873
Beverly Enterprises -- Nevada, Inc..............        California              95-3750896
Beverly Enterprises -- New Hampshire, Inc.......        California              95-3849630
Beverly Enterprises -- New Jersey, Inc..........        California              95-3750884
Beverly Enterprises -- New Mexico, Inc..........        California              95-3750869
Beverly Enterprises -- North Carolina, Inc......        California              95-3742257
Beverly Enterprises -- North Dakota, Inc........        California              95-3751270
Beverly Enterprises -- Ohio, Inc................        California              95-3750867
Beverly Enterprises -- Oklahoma, Inc............        California              95-3849624
Beverly Enterprises -- Oregon, Inc..............        California              95-3750881
Beverly Enterprises -- Pennsylvania, Inc........        California              95-3750870
Beverly Enterprises -- Rhode Island, Inc........        California              95-3849621
Beverly Enterprises -- South Carolina, Inc......        California              95-3750866
Beverly Enterprises -- Tennessee, Inc...........        California              95-3742261
Beverly Enterprises -- Texas, Inc...............        California              95-3744256
Beverly Enterprises -- Utah, Inc................        California              95-3751089
Beverly Enterprises -- Vermont, Inc.............        California              95-3750885
Beverly Enterprises -- Virginia, Inc............        California              95-3742694
Beverly Enterprises -- Washington, Inc..........        California              95-3750868
Beverly Enterprises -- West Virginia, Inc.......        California              95-3750888
Beverly Enterprises -- Wisconsin, Inc...........        California              95-3742696
Beverly Enterprises -- Wyoming, Inc.............        California              95-3849638
Beverly Enterprises Japan Limited...............        California              95-3982125
Beverly Enterprises Medical Equipment
  Corporation...................................        California              95-3849617
Beverly Enterprises Rehabilitation
  Corporation...................................        California              95-3849619
Beverly Holdings I, Inc.........................         Delaware               71-0768985
Beverly Manor Inc. of Hawaii....................        California              99-0144750
Beverly Real Estate Holdings, Inc...............         Delaware               71-0768984
Beverly REMIC Depositor, Inc....................        California              95-4183372
Beverly Savana Cay Manor, Inc...................        California              95-4217381
Brownstone Pharmacy, Inc........................        Connecticut             06-0760884
Columbia-Valley Nursing Home, Inc...............           Ohio                 34-1262298
Commercial Management, Inc......................           Iowa                 42-0891358
Computran Systems, Inc..........................          Oregon                93-0675109
Continental Care Centers of Council Bluffs,
  Inc...........................................           Iowa                 41-1413442
DD Wholesale, Inc...............................       Massachusetts            04-3133621
Dunnington Drug, Inc............................         Delaware               22-3122469
Dunnington Rx Services of Rhode Island, Inc.....       Rhode Island             05-0460848
Dunnington Rx Services of Massachusetts, Inc....       Massachusetts            04-3128047
Forest City Building Ltd........................         Missouri               43-1102460
Hallmark Convalescent Homes, Inc................         Michigan               41-1413478
Healthcare Prescription Services, Inc...........          Indiana               35-1868731
Home Medical Systems, Inc.......................         Delaware               23-2271050
Hospice Preferred Choice, Inc...................         Delaware               71-0761314
Hospital Facilities Corporation.................        California              95-2499218

                                                      (STATE OR OTHER
                 (EXACT NAME OF                       JURISDICTION OF
                CO-REGISTRANT AS                     INCORPORATION OR        (I.R.S. EMPLOYER
           SPECIFIED IN ITS CHARTER)                   ORGANIZATION)        IDENTIFICATION NO.)
------------------------------------------------   ---------------------   ---------------------
Insta-Care Holdings, Inc........................          Florida               59-2213553
Insta-Care Pharmacy Services Corporation........           Texas                59-1817412
Insurance Software Packages, Inc................          Florida               59-3090233
Kenwood View Nursing Home, Inc..................          Kansas                48-6111286
Liberty Nursing Homes, Incorporated.............         Virginia               54-0784334
Medical Arts Health Facility of Lawrenceville,
  Inc...........................................          Georgia               58-1329700
Medical Health Industries, Inc..................         Delaware               39-1140633
MedView Services, Incorporated..................          Florida               59-3090223
Moderncare of Lumberton, Inc....................      North Carolina            56-1217025
Nebraska City S-C-H, Inc........................         Nebraska               41-1413481
Nursing Home Operators, Inc.....................           Ohio                 34-0949279
Omni Med B, Inc.................................        Connecticut             06-1303450
Petersen Health Care, Inc.......................          Florida               59-2043392
Pharmacy Corporation of America.................        California              95-3849613
Pharmacy Corporation of
  America -- Massachusetts, Inc.................         Delaware               71-0776297
Pharmacy Dynamics Group, Inc....................          Florida               65-0166808
Phymedsco, Inc..................................       West Virginia            55-0582953
Resource Opportunities, Inc.....................          Florida               58-1930884
Salem No. 1, Inc................................         Missouri               43-1130257
South Alabama Nursing Home, Inc.................          Alabama               95-3809397
South Dakota -- Beverly Enterprises, Inc........        California              95-3750887
Spectra Rehab Alliance, Inc.....................         Delaware               71-0759298
Synergos, Inc...................................        California              33-0203515
Synergos -- North Hollywood, Inc................        California              33-0242556
Synergos -- Pleasant Hill, Inc..................        California              33-0256657
Synergos -- Scottsdale, Inc.....................          Arizona               94-3085083
Taylor County Health Facility, Inc..............          Florida               59-1779865
TMD Disposition Company.........................          Florida               59-3151568
Vantage Healthcare Corporation..................         Delaware               35-1572998

The contents of the registration statement on Form S-3 (No. 33-64111) filed by Beverly Enterprises, Inc. pursuant to the Securities Act of 1933, as amended (the "Securities Act"), are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas on February 8, 1996.

                                            For the Registrants set forth in the
                                            facing page and on the table of
                                            additional Co-Registrants

                                            By:     /s/  DAVID R. BANKS
                                                --------------------------------
                                                        David R. Banks
                                                    Chairman of the Board
                                                 and Chief Executive Officer
                                                 of Beverly Enterprises, Inc.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                 TITLE                     DATE
---------------------------------------------   -----------------------------   -----------------
             /s/  DAVID R. BANKS                Chairman of the Board, Chief     February 8, 1996
---------------------------------------------   Executive Officer and
               David R. Banks                   Director


            /s/  SCOTT M. TABAKIN               Senior Vice President, Acting    February 8, 1996
---------------------------------------------   Chief Financial Officer,
              Scott M. Tabakin                  Controller and Chief
                                                Accounting Officer


                                                Director                         February 8, 1996
---------------------------------------------
            Beryl F. Anthony, Jr.

            /s/  JAMES R. GREENE                Director                         February 8, 1996
---------------------------------------------
               James R. Greene

            /s/  EDITH E. HOLIDAY               Director                         February 8, 1996
---------------------------------------------
              Edith E. Holiday

                                                Director                         February 8, 1996
---------------------------------------------
              Jon E. M. Jacoby

                                                Director                         February 8, 1996
---------------------------------------------
           Risa J. Lavizzo-Mourey

             /s/  LOUIS W. MENK                 Director                         February 8, 1996
---------------------------------------------
                Louis W. Menk

           /s/  MARILYN R. SEYMANN              Director                         February 8, 1996
---------------------------------------------
             Marilyn R. Seymann

          /s/  BOYD W. HENDRICKSON              Director                         February 8, 1996
---------------------------------------------
             Boyd W. Hendrickson

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

                                 EXHIBIT INDEX

                                                                                 SEQUENTIALLY
    EXHIBIT                                                                        NUMBERED
     NUMBER                               DESCRIPTION                                PAGE
-----------------------------------------------------------------------------------------------
           1.1  Form of Underwriting Agreement.................................
           4.1  Form of Indenture..............................................
           4.2  Form of Specimen Senior Note (included in Exhibit 4.1).........
          *5.1  Opinion of Latham & Watkins as to validity of Senior Notes.....
          12.1  Computation of Ratio of Earnings to Fixed Charges..............
         *23.1  Consent of Ernst & Young LLP...................................
         *23.2  Consent of Latham & Watkins (included in its opinion filed as
                Exhibit 5.1)...................................................
          25.1  Statement of Eligibility of Trustee on Form T-1................

---------------

* Filed herewith.